SUPPLEMENT DATED FEBRUARY 11, 2025 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2435

DATED OCTOBER 3, 2024

Corporate High Yield & Income Portfolio of CEFs, Series 47

Discount Opportunity Strategy Portfolio of CEFs, Series 28

File No. 333-281705

Notwithstanding anything to the contrary in the Prospectus, on February 11, 2025, shares of The New America High Income Fund, Inc. (ticker: HYB) were removed from the above listed Trusts’ portfolios for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by a Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.